     As filed with the Securities and Exchange Commission on August 2, 1999
                                                    Registration No. 333-80737



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        ---------------------------------

                               AMENDMENT NO. 2 TO

                                    FORM S-4
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933
                        ---------------------------------

                         HORSESHOE GAMING HOLDING CORP.
             (Exact name of Registrant as specified in its charter)


            DELAWARE                                   7999                                88-0425131
  (State or other jurisdiction     (Primary Standard Industrial Classification          (I.R.S. Employer
of incorporation or organization)                   Code Number)                       Identification No.)

                           4024 SOUTH INDUSTRIAL ROAD
                             LAS VEGAS, NEVADA 89103
                                 (702) 650-0080

   (Address, including ZIP code, and telephone number, including area code, of registrant's principal executive offices)

                        ---------------------------------
                                 KIRK C. SAYLOR
                             CHIEF FINANCIAL OFFICER
                         HORSESHOE GAMING HOLDING CORP.
                                568 COLONIAL ROAD
                            MEMPHIS, TENNESSEE 38117
                            TELEPHONE: (901) 820-2460
                            FACSIMILE: (901) 820-2461

 (Name, address, including ZIP code, and telephone number, including area code, of agent for service)

                        ---------------------------------
                                    Copy to:

                            ROBERT M. FRIEDMAN, ESQ.
                      SWIDLER BERLIN SHEREFF FRIEDMAN, LLP
                                919 THIRD AVENUE
                            NEW YORK, NEW YORK 10022
                            TELEPHONE: (212) 758-9500
                            FACSIMILE: (212) 758-9526

                        ---------------------------------

       Approximate date of commencement of proposed sale of securities to the public: As soon as practicable after this Registration Statement becomes effective.

       If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]

       If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.

       If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.


                        ---------------------------------



       WE HEREBY AMEND THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL WE SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEN BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SEC, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.


================================================================================

                               Explanatory Note



    This amendment is being filed solely to add an exhibit to the registration statement.

                                     PART II

                   INFORMATION NOT REQUIRED IN THE PROSPECTUS

ITEM 20. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

      The General Corporation Law of the State of Delaware (the "Delaware Law") permits indemnification of directors, employees and agents of corporations under certain conditions and subject to certain limitations. Pursuant to the Delaware Law, we have included in our Certificate of Incorporation and bylaws a provision to eliminate the personal liability of our directors for monetary damages for breach or alleged breach of their duty of care to the fullest extent permitted by the Delaware Law.

ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

 (a) The following is a complete list of Exhibits filed as a part of this Registration Statement, which are incorporated herein:

      1.1     ####    Purchase Agreement, dated May 6, 1999, by and among
                      Horseshoe Gaming Holding Corp. and the initial purchasers.

      2.1     ##      First Amendment to Deposit Escrow Agreement, by and among
                      Horseshoe Gaming, L.L.C. and Empress Entertainment, Inc., dated March 25, 1999.

      2.2     ##      First Amendment to Agreement and Plan of Merger, dated as
                      of March 25, 1999, to the Agreement and Plan of Merger, dated as of September 22, 1998, by and among Horseshoe
                      Gaming, L.L.C., Horseshoe Gaming (Midwest), Inc., Empress
                      Acquisition Illinois, Inc., Empress Acquisition Indiana,
                      Inc., Empress Casino Joliet Corporation, Empress Casino
                      Hammond Corporation and Empress Entertainment, Inc.

      2.3     #       Agreement and Plan of Merger, dated as of September 2,
                      1998, by and among Horseshoe Gaming, L.L.C., Horseshoe
                      Gaming (Midwest), Inc., Empress Acquisition Illinois,
                      Inc., Empress Acquisition Indiana, Inc., Empress Casino
                      Joliet Corporation, Empress Casino Hammond Corporation and Empress Entertainment, Inc.

      2.4     ####    Subscription and Reorganization Agreement, dated as of
                      April 23, 1999, by and among Horseshoe Gaming Holding
                      CCCCCorp, Horseshoe Gaming, L.L.C., Robinson Property
                      Group, Inc., and others listed therein.

      2.5     #####   Second Amendment to Agreement and Plan of Merger, Dated
                      as of July 23, 1999, to the Agreement and Plan of Merger, dated as of September 22, 1998, by and among Horseshoe
                      Gaming, L.L.C., Horseshoe Gaming (Midwest), Inc., Empress
                      Acquisition Illinois, Inc., Empress Acquisition Indiana,
                      Inc., Empress Entertainment, Inc., Empress Casino Joliet
                      Corporation and Empress Casino Hammond Corporation.

      3.1     ####    Certificate of Incorporation of Horseshoe Gaming Holding
                      Corp.

      3.2     ####    By-laws of Horseshoe Gaming Holding Corp.

      4.1     ####    Indenture, dated as of May 11, 1999, by and between
                      Horseshoe Gaming Holding Corp. and U.S. Trust Company,
                      National Association.

      4.2     ####    Second Supplemental Indenture, dated as of May 11, 1999,
                      to Indenture, dated as of October 10, 1995, by and between Horseshoe Gaming, L.L.C., Robinson Property Group
                      Limited Partnership and U.S. Trust Company, National
                      Association.

      4.3     *       Mortgage, Security Agreement and Assignment of Leases and
                      Rents executed by Horseshoe Entertainment, as Mortgagor, in favor of Horseshoe Gaming, L.L.C., as Mortgagee.

      4.4     *       First Preferred Ship Mortgage on the whole of the Queen
                      of the Red executed by Horseshoe Entertainment, as Owner and Mortgagor, in favor of Horseshoe Gaming, L.L.C., as Mortgagee.

      4.5     *       Bossier City Security Agreement and Assignment thereof.

      4.6     *       Deed of Trust Security Agreement and Assignment of Leases
                      and Rents from Robinson Property Group Limited
                      Partnership, as Grantor, to Rowan H. Taylor, Jr., an individual, as Trustee for the benefit of Horseshoe
                      Gaming, L.L.C., and Hanwa American Corp., Yewdale
                      Holdings Limited and debis Financial Services, Inc., as
                      Beneficiaries.

      4.7     *       First Preferred Ship Mortgage on the whole of the
                      Horseshoe Casino and Hotel, Tunica executed by Robinson
                      Property Group Limited Partnership, as Owner and
                      Mortgagor, in favor of Horseshoe Gaming, L.L.C. and Chemical Trust Company of California, as Mortgagee.

      4.8     *       Tunica County Security Agreement and Assignment thereof.

      4.9     *       Intercompany Senior Secured Note due September 30, 2000,
                      executed by Horseshoe Entertainment in favor of Horseshoe
                      Gaming, L.L.C.

      4.10    *       Intercompany Senior Secured Note due September 30, 2000,
                      executed by Robinson Property Group Limited Partnership in favor of Horseshoe Gaming, L.L.C.

      4.11    *       Form of Senior Note of Horseshoe Gaming, L.L.C. 12.75%
                      Senior Notes due 2000.

      4.12    *       Indenture, dated as of October 10, 1995, by and among
                      Horseshoe Gaming, L.L.C., U.S. Trust Company of
                      California, N.A., as Trustee, and Robinson Property Group
                      Limited Partnership, as Guarantor, with respect to the 12.75% Senior Notes due 2000.

      4.13    *       Collateral Agency Agreement, dated as of October 6, 1995,
                      by and among Horseshoe Gaming, L.L.C., Robinson Property
                      Group Limited Partnership, B&O Development Limited
                      Partnership, JBB Gaming Investments, L.L.C. (formerly
                      Worldwide Gaming Investments, L.L.C.), and Jack Binion, as Grantors, the Purchasers of the 12.75% Senior Notes due 2000, and United States Trust Company of New York, as
                      Collateral Agent.

      4.14    *       Second Pledge Agreement, dated as of October 10, 1995,
                      from Jack Binion, B&O Development Limited Partnership, and JBB Gaming Investments, L.L.C. (formerly Worldwide
                      Gaming Investments, L.L.C.) in favor of United States
                      Trust Company of New York, as Collateral Agent for the benefit of the Holders of 12.75% Senior Notes due
                      September 30, 2000 issued by Horseshoe Gaming, L.L.C.

      4.15    ####    Amendment No. 1 to Second Pledge Agreement, from Jack
                      Binion, B&O Development Limited Partnership, JBB Gaming
                      Investments, L.L.C. in favor of United States Trust
                      Company of New York for the benefit of the Holders of 12.75% Senior Notes due September 30, 2000.

      4.16    *       Second Pledge Agreement, dated as of October 10, 1995,
                      from Horseshoe Gaming, L.L.C. in favor of United States
                      Trust Company of New York, for the ratable benefit of the Holders of 12.75% Senior Notes due September 30, 2000 issued by Horseshoe Gaming, L.L.C.

      4.17    ####    Amendment No. 1 to Second Pledge Agreement, from
                      Horseshoe Gaming, L.L.C. in favor of United States Trust
                      Company of New York for the ratable benefit of the Holders of 12.75% Senior Notes due September 30, 2000.

      4.18    *       Second Ship Mortgage on the Whole of the Queen of the Red
                      by Horseshoe Entertainment owner and mortgagor in favor of Horseshoe Gaming, L.L.C., as Mortgagee.

      4.19    ####    Amendment No. 1 to Second Ship Mortgage on the Whole of
                      the Queen of the Red by Horseshoe Entertainment in favor of Horseshoe Gaming, L.L.C.

      4.20    *       Bossier City Second Security Agreement and Assignment
                      thereof.

      4.21    *       Second Deed of Trust, Security Agreement and Assignment
                      of Leases and Rents from Robinson Property Group Limited
                      Partnership, as Grantor, to Rowan H. Taylor, Jr., an individual, as Trustee for the benefit of Horseshoe
                      Gaming, L.L.C. and United States Trust Company of New
                      York, as Collateral Agent for the Senior Note Holder, as beneficiaries.

      4.22    ####    Amendment No. 1 to Second Deed of Trust, Security
                      Agreement and Assignment of Leases and Rents from Robinson Property Group, Limited Partnership to Rowan H.
                      Taylor, Jr. for the benefit of Horseshoe Gaming, L.L.C.
                      and United States Trust Company of New York for the ratable benefit of the Holders of 12.75% Senior Notes due
                      September 30, 2000.

      4.23    *       Second Ship Mortgage on the Whole of the Horseshoe Casino
                      & Hotel, Tunica executed by Robinson Property Group
                      Limited Partnership, as Owner and Mortgagor, in favor of Horseshoe Gaming, L.L.C. and United States Trust Company of New York, as Collateral Agent for the ratable benefit of the Senior Note Holders.

      4.24    ####    Amendment No. 1 to Second Ship Mortgage on the Whole of
                      the Horseshoe Casino & Hotel, Tunica executed by Robinson
                      Property Group Limited Partnership, as Owner and
                      Mortgagor, in favor of Horseshoe Gaming, L.L.C. and United Trust Company of New York.

      4.25    ***     Amendment No. 1 to Indenture, dated as of July 19, 1996,
                      by and among Horseshoe Gaming, L.L.C., Robinson Property
                      Group Limited Partnership and U.S. Trust Company of
                      California, N.A., as Trustee under the Indenture.

      4.26    +       Intercompany Senior Secured Note due September 30, 2000
                      executed by Robinson Property Group Limited Partnership in favor of Horseshoe Gaming, L.L.C.

      4.27    +       Intercompany Senior Secured Note due September 30, 2000
                      executed by Horseshoe Entertainment in favor of Horseshoe
                      Gaming, L.L.C.

      4.28    ++      Purchase Agreement for 9 3/8% Series A Senior
                      Subordinated Notes by and among Horseshoe Gaming, L.L.C.
                      and Robinson Property Group Limited Partnership, as guarantor, and Wasserstein Perella Securities, Inc. as
                      Initial Purchaser.

      4.29    ++      Form of 9 3/8% Senior Subordinated Note due 2007 of
                      Horseshoe Gaming, L.L.C.

      4.30    ++      Indenture, dated as of June 15, 1997, by and among
                      Horseshoe Gaming, L.L.C., U.S. Trust Company of Texas,
                      N.A., as Trustee, and Robinson Property Group Limited
                      Partnership, as guarantor, with respect to the 9 3/8%
                      Senior Subordinated Notes due 2007.

      4.31    ++      Exchange and Registration Rights Agreement, dated as of
                      June 25, 1997, by and among Horseshoe Gaming, L.L.C.,
                      Robinson Property Group Limited Partnership and
                      Wasserstein Perella Securities, Inc.

      4.32    ++      Intercompany Senior Secured Note due June 15, 2007
                      executed by Robinson Property Group Limited Partnership in favor of Horseshoe Gaming, L.L.C.

      4.33    ++      Intercompany Senior Secured Note due June 15, 2007
                      executed by Horseshoe Entertainment in favor of Horseshoe
                      Gaming, L.L.C.

      4.34    +++     Intercompany Senior Secured Note due June 15, 2000
                      executed by Robinson Property Group Limited Partnership in favor of Horseshoe Gaming, L.L.C.

      4.35    +++     Intercompany Senior Secured Note due June 15, 2000
                      executed by Horseshoe Entertainment in favor of Horseshoe
                      Gaming, L.L.C.

      4.36    +++     Amended and Restated Credit Facility Agreement, dated as
                      of November 12, 1997, by and among Horseshoe Gaming,
                      L.L.C. and Canadian Imperial Bank of Commerce as agent for the lenders.

      4.37    ####    Amendment No. 1 to the Amended and Restated Note
                      Assignment, dated as of May 11, 1999, from Horseshoe
                      Gaming, L.L.C. in favor of the Holders of Senior Secured
                      Credit Facility Notes due September 30, 2000.

      4.38    +++     Form of Revolving Note between Horseshoe Gaming, L.L.C.
                      and Lender pursuant to the Amended and Restated Credit
                      Facility Agreement.

      4.39    +++     Form of Swingline Note between Horseshoe Gaming, L.L.C.
                      and Canadian Imperial Bank of Commerce pursuant to the Amended and Restated Credit Facility Agreement.

      4.40    +++     Security Agreement made as of November 12, 1997 by the
                      Company in favor of Canadian Imperial Bank of Commerce
                      (the "Bank").

      4.41    +++     Guarantee and Security Agreement made by Horseshoe
                      Gaming, Inc. as of November 12, 1997 in favor of the Bank

      4.42    +++     Guarantee and Security Agreement made by Horseshoe GP,
                      Inc. as of November 12, 1997 in favor of the Bank

      4.43    +++     Amended and Restated Guarantee and Security Agreement
                      made by Robinson Property Group LP as of November 12,
                      1997 in favor of the Bank.

      4.44    +++     Guarantee and Security Agreement made by New Gaming
                      Capital Partnership as of November 12, 1997 in favor of the Bank.

      4.45    +++     Guarantee and Security Agreement made by Horseshoe
                      Ventures as of November 12, 1997 in favor of the Bank.

      4.46    +++     Amended and Restated Note Assignment made by Horseshoe
                      Gaming, L.L.C. as of November 12, 1997 in favor of the Bank and United States Trust Company of New York for the ratable benefit of the Holders of 12.75% Senior Notes due
                      September 30, 2000 issued by Horseshoe Gaming, L.L.C.

      4.47    +++     Amended and Restated Pledge Agreement of HGHC as of
                      November 12, 1997 in favor of the Bank.

      4.48    +++     Amended and Restated Pledge Agreement of JBB Gaming
                      Investments as of November 12, 1997 in favor of the Bank.

      4.49    +++     Amended and Restated Intercreditor Agreement, dated as of
                      November 12, 1997, by and between Horseshoe Gaming,
                      L.L.C. and Canadian Imperial Bank of Commerce.

      4.50    ###     Dealer Manager Agreement, dated as of April 20, 1999, by
                      and between Horseshoe Gaming, L.L.C. and Donaldson,
                      Lufkin & Jenrette Securities Corporation.


      4.51    ++++    Horseshoe Gaming Holding Corp. Credit Agreement, dated as
                      of June 30, 1999, by and among Horseshoe Gaming Holding
                      Corp., the Lenders Listed Therein, DLJ Capital Funding,
                      Inc. and Canadian Imperial Bank of Commerce.(1)


      5.1     #####   Opinion of Swidler Berlin Shereff Friedman, LLP.

      10.1    ####    Settlement Term Sheet, dated as of May 19, 1999, by and
                      among Jack B. Binion, Horseshoe Gaming, Inc., Horseshoe
                      Gaming, L.L.C., Paul R. Alanis, Loren Ostrow, John
                      Schreiber and Cliff Kortman.

      10.2    ####    Horseshoe Note Pledge and Security Agreement, dated as of
                      and on May 11, 1999, by and among Horseshoe Gaming
                      Holding Corp., Horseshoe Gaming, L.L.C. and U.S. Trust
                      Company, National Association.

      10.3    ####    Promissory Note, dated May 11, 1999, from Horseshoe
                      Gaming, L.L.C. to Horseshoe Gaming Holding Corp. for
                      $240,349,125.00.

      10.4    ####    Registration Rights Agreement, dated May 11, 1999, by and
                      among Horseshoe Gaming Holding Corp. and the initial purchasers.


-------------------

     (1) In accordance with item 601 of Regulation S-K, the Registrant has not filed the schedules to this Agreement with the Securities and Exchange Commission. The Registrant undertakes to supplementally provide a copy of such schedules to the Securities and Exchange Commission upon request.

      10.5    ####    Security and Control Agreement, dated as of and on May
                      11, 1999, by and among Horseshoe Gaming Holding Corp. and
                      U.S. Trust Company, National Association.

      10.6    ####    Guarantee, dated as of May 11, 1999, by Robinson Property
                      Group, Limited Partnership for the benefit of Horseshoe
                      Gaming Holding Corp.

      10.7    ####    Guarantee, dated as of May 11, 1999, by Horseshoe
                      Entertainment for the benefit of Horseshoe Gaming Holding
                      Corp.

      10.8    ####    Stockholders' Agreement for Horseshoe Gaming Holding
                      Corp., dated as of April 29 1999, by and among Horseshoe
                      Gaming Holding Corp. and parties listed therein.

      10.9    *       401(k) Plan of Robinson Property Group Limited
                      Partnership.

     10.10    **      Registration Rights Agreement, dated as of October 10,
                      1995, by and between Horseshoe Gaming, L.L.C., on the one hand, and Yewdale Holdings Limited, Post Balanced Fund,
                      L.P., Capital Fund Foundation, Raymond Zimmerman, as
                      Trustee for the Charles N. Mathewson Charitable Remainder
                      Uni Trust, Hanwa American Corp., Onyx Partners, Inc.,
                      Alpine Associates, Janless Corp, Andrew Astrachan, and
                      Donald Schupak, on the other hand.

     10.11    ++      Second Amended and Restated Employment Agreement, dated
                      as of October, 1, 1995, by and between Horseshoe Gaming, Inc. and Walter J. Haybert.

     10.12    *       Employment Agreement, dated January 1, 1996, by and
                      between Horseshoe Gaming, Inc. and Paul Alanis.

     10.13    *       Employment Agreement, dated January 1, 1996, by and
                      between Horseshoe Gaming, L.L.C. and Loren S. Ostrow.

     10.14    ++      Second Amended and Restated Employment Agreement, dated
                      as of October 1, 1995, by and between Horseshoe Gaming, Inc. and John Michael Allen.

     10.15    ++      Second Amended and Restated Employment Agreement, dated
                      as of October 1, 1995, by and between Horseshoe Gaming, Inc. and John J. Schreiber.

     10.16    ++      1997 Unit Option Plan of Horseshoe Gaming, L.L.C.

     10.17    ##      Unit Option Agreement, dated as of February 1, 1997, by
                      and between Horseshoe Gaming, L.L.C. and Larry Lepinski.

     10.18    ##      Unit Option Agreement, dated as of February 1, 1997, by
                      and between Horseshoe Gaming, L.L.C. and Cliff Kortman.

     10.19    ##      Warrant Purchase Agreement, dated as of December 21,
                      1998, by and between Hanwa Co., Ltd. and Horseshoe
                      Gaming, L.L.C.

     10.20    ##      Settlement Agreement, dated as of December 31, 1998, by
                      and among Horseshoe Gaming, Inc., Horseshoe Gaming,
                      L.L.C. and Hollywood Park, Inc.

     10.21    ##      Settlement Agreement, dated as of February 3, 1999, by
                      and among Horseshoe Gaming, Inc., Horseshoe Gaming,
                      L.L.C. and Mike Allen.

     10.22    ##      Letter Agreement, dated October 19, 1998, by Horseshoe
                      Gaming, Inc. and Horseshoe Gaming, L.L.C. and accepted by
                      Walter Haybert.

     10.23    ##      Letter Agreement, dated January 4, 1999, by Horseshoe
                      Gaming, Inc. and Horseshoe Gaming, L.L.C. and accepted by
                      Walter Haybert.

     10.24    ##      Mutual General Release, dated February 23, 1999, by and
                      among Horseshoe Gaming, L.L.C., Horseshoe Gaming, Inc.,
                      Horseshoe GP, Inc., Robinson Property Group Limited
                      Partnership, New Gaming Capital Partnership, Horseshoe
                      Entertainment, and Nobutaka Mutaguchi.

     10.25    ##      Exclusive License Agreement, dated July 2, 1998, by and
                      between Horseshoe Gaming, L.L.C. and Horseshoe License
                      Company.

      10.26   ##      Amended and Restated Employment Agreement, dated November
                      23, 1998, by and between Horseshoe Gaming, Inc. and Gary
                      Border.

      10.27   ##      Amended and Restated Employment Agreement, dated November
                      23, 1998, by and between Horseshoe Gaming, Inc. and Larry
                      Lepinski.

      10.28   ##      Amended and Restated Employment Agreement, dated October
                      15, 1998, by and between Horseshoe Gaming, Inc. and
                      Robert McQueen.

      10.29   ##      Amended and Restated Employment Agreement, dated November
                      23, 1998, by and between Horseshoe Gaming, Inc. and Kirk
                      Saylor.

      10.30   ####    Amended and Restated Employment Agreement, dated November
                      23, 1998, by and between Horseshoe Gaming, Inc. and David
                      Carroll.

      10.31   ####    Amended and Restated Employment Agreement, dated November
                      23, 1998, by and between Horseshoe Gaming, Inc. and John
                      Moran.

      10.32   ####    Employment Agreement, dated as of November 3, 1998, by
                      and between Horseshoe Gaming, Inc. and Roger Wagner.

      10.33   ##      Unit Option Agreement, dated as of February 1, 1997, by
                      and between Horseshoe Gaming, L.L.C. and Urs Vogel.

      10.34   ##      Unit Option Agreement, dated as of February 1, 1997, by
                      and between Horseshoe Gaming, L.L.C. and Glen Buxton.

      10.35   ###     Agreement, dated as of April 21, 1999, by and among
                      Horseshoe Gaming, L.L.C., Horseshoe Gaming, Inc.,
                      Horseshoe Entertainment, LP, and New Gaming Capital
                      Partnership; Jack B. Binion; The Robin Group, Inc. and
                      August Robin.

      10.36   ###     Agreement, dated as of April 21, 1999, by and among
                      Horseshoe Gaming, L.L.C., Horseshoe Gaming, Inc.,
                      Horseshoe Entertainment, LP, and New Gaming Capital
                      Partnership; Jack B. Binion; Wendell Piper; Cassandra
                      Piper; and Robert E. Piper, Jr.

      10.37   #####   Employment Agreement, dated as of January 11, 1999, by
                      and between Horseshoe Gaming, Inc. and Joseph J. Canfora.

      10.38   #####   Consulting Agreement, dated as of July 23, 1999, by and
                      between Horseshoe Gaming, L.L.C. and Empress
                      Entertainment, Inc.

      12.1    ####    Statements re Computations of Ratios

      20.1    #       Press Release issued on September 2, 1998 by Horseshoe
                      Gaming, L.L.C. announcing that it had executed an agreement to acquire the riverboat gaming operations of Empress Entertainment, Inc.

      21.1    ####    Subsidiaries of Horseshoe Gaming Holding Corp.

      23.1    #####   Consent of Arthur Andersen LLP.

      23.2    #####   Consent of Ernst & Young LLP.

      23.3    #####   Consent of Swidler Berlin Shereff Friedman, LLP (included
                      in Exhibit 5.1 to this Registration Statement).

      24.1    ####    Power of Attorney (included on signature page hereto).

      25.1    ####    Statement of Eligibility of Trustee.

      27.1    ####    Financial Data Schedule

      99.1    ####    Form of Letter of Transmittal for Tender of all
                      Outstanding 85/8% Series A Senior Subordinated Notes Due
                      2009 in exchange for 85/8% Series B Senior Subordinated
                      Notes Due 2009 of Horseshoe Gaming Holding Corp.

      99.2    ####    Form of Tender for all Outstanding 85/8% Series A Senior
                      Subordinated Notes Due 2009 in exchange for 85/8% Series
                      B Senior Subordinated Notes Due 2009 of Horseshoe Gaming
                      Holding Corp.

      99.3    ####    Form of Instruction to Registered Holder from Beneficial
                      Owner of 85/8% Series A Senior Subordinated Notes Due
                      2009 of Horseshoe Gaming Holding Corp.

      99.4    ####    Form of Notice of Guaranteed Delivery for Outstanding
                      85/8% Series A Senior Subordinated Notes Due 2009 in exchange for 85/8% Series B Senior Subordinated Notes Due
                      2009 of Horseshoe Gaming Holding Corp.

-----------------------------

* Filed as an Exhibit to Horseshoe Gaming, L.L.C. Registration Statement on Form S-4 (No. 333-0214) (the "1996 Form S-4") filed on January 8, 1996.

** Filed as an Exhibit to Horseshoe Gaming, L.L.C. Amendment No. 1 to the 1996 Form S-4 filed on April 26, 1996.

*** Filed as an Exhibit to Horseshoe Gaming, L.L.C. Form 10-Q for the Quarter Ended June 30, 1996.

+ Filed as an Exhibit to Horseshoe Gaming, L.L.C. Form 10-Q for the Quarter Ended March 31, 1997.

++ Filed as an Exhibit to Horseshoe Gaming, L.L.C. Registration Statement on Form S-4 (No. 333-33145) filed on August 7, 1997.

+++ Filed as an Exhibit to Horseshoe Gaming, L.L.C. Form 10-K for the Year Ended December 31, 1997.

# Filed as an Exhibit to Horseshoe Gaming, L.L.C. Form 8-K filed on September 12, 1998.

## Filed as an Exhibit to Horseshoe Gaming, L.L.C. Form 10-K for the fiscal year ended December 31, 1998.

### Filed as an Exhibit to Horseshoe Gaming, L.L.C. Form 10-Q for the Quarter Ended March 31, 1999.

#### Filed as an Exhibit to Horseshoe Gaming Holding Corp.'s Form S-4 Registration Statement filed on June 15, 1999.


##### Filed as an Exhibit to Horseshoe Gaming Holding Corp. Amendment No. 1 to Form S-4 Registration Statement filed on July 30, 1999.



++++     Filed herewith.


ITEM 22. UNDERTAKINGS.

(a)   The undersigned registrant hereby undertakes:

      (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

      - To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

      - To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

      - To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

      (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

      (4) That prior to any public reoffering of the securities registered hereunder through the use of a prospectus which is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, as amended, or the Securities Act, the issuer undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other Items of the applicable form.

      (5) That every prospectus (x) that is filed pursuant to paragraph (4) immediately preceding, or (y) that purports to meet the requirements of section 10(a)(3) of the Securities Act and is used in connection with an offering of securities subject to Rule 415 under the Securities Act, will be filed as a part of an amendment to the registration statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(b) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrants has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, enforceable. In the event that a claim for indemnification against such liabilities, other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceedings, is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

(c) The undersigned registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11 or 13 of Form S-4 promulgated by the SEC, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

(d) The undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

(e) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrants' annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934, that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, as amended, Horseshoe Gaming Holding Corp. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on July 30, 1999.


                             HORSESHOE GAMING HOLDING CORP.

                             By:                     *
                                   ---------------------------------------
                                   Jack B. Binion
                                   Chairman of the Board, President and
                                   Chief Executive Officer


      Pursuant to the requirements of the Securities Act, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on July 30, 1999.


        SIGNATURE                                                      TITLE
        ---------                                                      -----


                *
----------------------------------             Chairman of the Board, President and Chief Executive
Jack B. Binion                                 Officer (Principal Executive Officer) and Director


 /s/ Kirk C. Saylor
----------------------------------             Chief Financial Officer (Principal Financial Officer)
             Kirk C. Saylor

                                               Director
----------------------------------
             Peri Cope Howard

                *                              Director
----------------------------------
             Leslie Kenny

*By:     /s/ Kirk C. Saylor
----------------------------------
         Attorney-in-Fact

EXHIBIT INDEX

      1.1     ####    Purchase Agreement, dated May 6, 1999, by and among
                      Horseshoe Gaming Holding Corp. and the initial purchasers.

      2.1     ##      First Amendment to Deposit Escrow Agreement, by and among
                      Horseshoe Gaming, L.L.C. and Empress Entertainment, Inc., dated March 25, 1999.

      2.2     ##      First Amendment to Agreement and Plan of Merger, dated as
                      of March 25, 1999, to the Agreement and Plan of Merger, dated as of September 22, 1998, by and among Horseshoe
                      Gaming, L.L.C., Horseshoe Gaming (Midwest), Inc., Empress
                      Acquisition Illinois, Inc., Empress Acquisition Indiana,
                      Inc., Empress Casino Joliet Corporation, Empress Casino
                      Hammond Corporation and Empress Entertainment, Inc.

      2.3     #       Agreement and Plan of Merger, dated as of September 2,
                      1998, by and among Horseshoe Gaming, L.L.C., Horseshoe
                      Gaming (Midwest), Inc., Empress Acquisition Illinois,
                      Inc., Empress Acquisition Indiana, Inc., Empress Casino
                      Joliet Corporation, Empress Casino Hammond Corporation and Empress Entertainment, Inc.

      2.4     ####    Subscription and Reorganization Agreement, dated as of
                      April 23, 1999, by and among Horseshoe Gaming Holding
                      Corp, Horseshoe Gaming, L.L.C., Robinson Property Group,
                      Inc., and others listed therein.

      2.5     #####   Second Amendment to Agreement and Plan of Merger, dated
                      as of July 23, 1999, to the Agreement and Plan of Merger, dated as of September 22, 1998, by and among Horseshoe
                      Gaming, L.L.C., Horseshoe Gaming (Midwest),Inc., Empress
                      Acquisition Illinois, Inc., Empress Acquisition
                      Indiana,Inc., Empress Entertainment, Inc., Empress Casino
                      Joliet Corporation and Empress Casino Hammond
                      Corporation.

      3.1     ####    Certificate of Incorporation of Horseshoe Gaming Holding
                      Corp.

      3.2     ####    By-laws of Horseshoe Gaming Holding Corp.

      4.1     ####    Indenture, dated as of May 11, 1999, by and between
                      Horseshoe Gaming Holding Corp. and U.S. Trust Company,
                      National Association.

      4.2     ####    Second Supplemental Indenture, dated as of May 11, 1999,
                      to Indenture, dated as of October 10, 1995, by and between Horseshoe Gaming, L.L.C., Robinson Property Group
                      Limited Partnership and U.S. Trust Company, National
                      Association.

      4.3     *       Mortgage, Security Agreement and Assignment of Leases and
                      Rents executed by Horseshoe Entertainment, as Mortgagor, in favor of Horseshoe Gaming, L.L.C., as Mortgagee.

      4.4     *       First Preferred Ship Mortgage on the whole of the Queen
                      of the Red executed by Horseshoe Entertainment, as Owner and Mortgagor, in favor of Horseshoe Gaming, L.L.C., as Mortgagee.

      4.5     *       Bossier City Security Agreement and Assignment thereof.

      4.6     *       Deed of Trust Security Agreement and Assignment of Leases
                      and Rents from Robinson Property Group Limited
                      Partnership, as Grantor, to Rowan H. Taylor, Jr., an individual, as Trustee for the benefit of Horseshoe
                      Gaming, L.L.C., and Hanwa American Corp., Yewdale
                      Holdings Limited and debis Financial Services, Inc., as
                      Beneficiaries.

      4.7     *       First Preferred Ship Mortgage on the whole of the
                      Horseshoe Casino and Hotel, Tunica executed by Robinson
                      Property Group Limited Partnership, as Owner and
                      Mortgagor, in favor of Horseshoe Gaming, L.L.C. and Chemical Trust Company of California, as Mortgagee.

      4.8     *       Tunica County Security Agreement and Assignment thereof.

      4.9     *       Intercompany Senior Secured Note due September 30, 2000,
                      executed by Horseshoe Entertainment in favor of Horseshoe
                      Gaming, L.L.C.

      4.10    *       Intercompany Senior Secured Note due September 30, 2000,
                      executed by Robinson Property Group Limited Partnership in favor of Horseshoe Gaming, L.L.C.

      4.11    *       Form of Senior Note of Horseshoe Gaming, L.L.C. 12.75%
                      Senior Notes due 2000.

      4.12    *       Indenture, dated as of October 10, 1995, by and among
                      Horseshoe Gaming, L.L.C., U.S. Trust Company of
                      California, N.A., as Trustee, and Robinson Property Group
                      Limited Partnership, as Guarantor, with respect to the 12.75% Senior Notes due 2000.

      4.13    *       Collateral Agency Agreement, dated as of October 6, 1995,
                      by and among Horseshoe Gaming, L.L.C., Robinson Property
                      Group Limited Partnership, B&O Development Limited
                      Partnership, JBB Gaming Investments, L.L.C. (formerly
                      Worldwide Gaming Investments, L.L.C.), and Jack Binion, as Grantors, the Purchasers of the 12.75% Senior Notes due 2000, and United States Trust Company of New York, as
                      Collateral Agent.

      4.14    *       Second Pledge Agreement, dated as of October 10, 1995,
                      from Jack Binion, B&O Development Limited Partnership, and JBB Gaming Investments, L.L.C. (formerly Worldwide
                      Gaming Investments, L.L.C.) in favor of United States
                      Trust Company of New York, as Collateral Agent for the benefit of the Holders of 12.75% Senior Notes due
                      September 30, 2000 issued by Horseshoe Gaming, L.L.C.

      4.15    ####    Amendment No. 1 to Second Pledge Agreement, from Jack
                      Binion, B&O Development Limited Partnership, JBB Gaming
                      Investments, L.L.C. in favor of United States Trust
                      Company of New York for the benefit of the Holders of 12.75% Senior Notes due September 30, 2000.

      4.16    *       Second Pledge Agreement, dated as of October 10, 1995,
                      from Horseshoe Gaming, L.L.C. in favor of United States
                      Trust Company of New York, for the ratable benefit of the Holders of 12.75% Senior Notes due September 30, 2000 issued by Horseshoe Gaming, L.L.C.

      4.17    ####    Amendment No. 1 to Second Pledge Agreement, from
                      Horseshoe Gaming, L.L.C. in favor of United States Trust
                      Company of New York for the ratable benefit of the Holders of 12.75% Senior Notes due September 30, 2000.

      4.18    *       Second Ship Mortgage on the Whole of the Queen of the Red
                      by Horseshoe Entertainment owner and mortgagor in favor of Horseshoe Gaming, L.L.C., as Mortgagee.

      4.19    ####    Amendment No. 1 to Second Ship Mortgage on the Whole of
                      the Queen of the Red by Horseshoe Entertainment in favor of Horseshoe Gaming, L.L.C.

      4.20    *       Bossier City Second Security Agreement and Assignment
                      thereof.

      4.21    *       Second Deed of Trust, Security Agreement and Assignment
                      of Leases and Rents from Robinson Property Group Limited
                      Partnership, as Grantor, to Rowan H. Taylor, Jr., an individual, as Trustee for the benefit of Horseshoe
                      Gaming, L.L.C. and United States Trust Company of New
                      York, as Collateral Agent for the Senior Note Holder, as beneficiaries.

      4.22    ####    Amendment No. 1 to Second Deed of Trust, Security
                      Agreement and Assignment of Leases and Rents from Robinson Property Group, Limited Partnership to Rowan H.
                      Taylor, Jr. for the benefit of Horseshoe Gaming, L.L.C.
                      and United States Trust Company of New York for the ratable benefit of the Holders of 12.75% Senior Notes due
                      September 30, 2000.

      4.23    *       Second Ship Mortgage on the Whole of the Horseshoe Casino
                      & Hotel, Tunica executed by Robinson Property Group
                      Limited Partnership, as Owner and Mortgagor, in favor of Horseshoe Gaming, L.L.C. and United States Trust Company of New York, as Collateral Agent for the ratable benefit of the Senior Note Holders.

      4.24    ####    Amendment No. 1 to Second Ship Mortgage on the Whole of
                      the Horseshoe Casino & Hotel, Tunica executed by Robinson
                      Property Group Limited Partnership, as Owner and
                      Mortgagor, in favor of Horseshoe Gaming, L.L.C. and United Trust Company of New York.

      4.25    ***     Amendment No. 1 to Indenture, dated as of July 19, 1996,
                      by and among Horseshoe Gaming, L.L.C., Robinson Property
                      Group Limited Partnership and U.S. Trust Company of
                      California, N.A., as Trustee under the Indenture.

      4.26    +       Intercompany Senior Secured Note due September 30, 2000
                      executed by Robinson Property Group Limited Partnership in favor of Horseshoe Gaming, L.L.C.

      4.27    +       Intercompany Senior Secured Note due September 30, 2000
                      executed by Horseshoe Entertainment in favor of Horseshoe
                      Gaming, L.L.C.

      4.28    ++      Purchase Agreement for 9 3/8% Series A Senior
                      Subordinated Notes by and among Horseshoe Gaming, L.L.C.
                      and Robinson Property Group Limited Partnership, as guarantor, and Wasserstein Perella Securities, Inc. as
                      Initial Purchaser.

      4.29    ++      Form of 9 3/8% Senior Subordinated Note due 2007 of
                      Horseshoe Gaming, L.L.C.


      4.30    ++      Indenture, dated as of June 15, 1997, by and among
                      Horseshoe Gaming, L.L.C., U.S. Trust Company of Texas,
                      N.A., as Trustee, and Robinson Property Group Limited
                      Partnership, as guarantor, with respect to the 9 3/8%
                      Senior Subordinated Notes due 2007.

      4.31    ++      Exchange and Registration Rights Agreement, dated as of
                      June 25, 1997, by and among Horseshoe Gaming, L.L.C.,
                      Robinson Property Group Limited Partnership and
                      Wasserstein Perella Securities, Inc.

      4.32    ++      Intercompany Senior Secured Note due June 15, 2007
                      executed by Robinson Property Group Limited Partnership in favor of Horseshoe Gaming, L.L.C.

      4.33    ++      Intercompany Senior Secured Note due June 15, 2007
                      executed by Horseshoe Entertainment in favor of Horseshoe
                      Gaming, L.L.C.

      4.34    +++     Intercompany Senior Secured Note due June 15, 2000
                      executed by Robinson Property Group Limited Partnership in favor of Horseshoe Gaming, L.L.C.

      4.35    +++     Intercompany Senior Secured Note due June 15, 2000
                      executed by Horseshoe Entertainment in favor of Horseshoe
                      Gaming, L.L.C.

      4.36    +++     Amended and Restated Credit Facility Agreement, dated as
                      of November 12, 1997, by and among Horseshoe Gaming,
                      L.L.C. and Canadian Imperial Bank of Commerce as agent for the lenders.

      4.37    ####    Amendment No. 1 to the Amended and Restated Note
                      Assignment, dated as of May 11, 1999, from Horseshoe
                      Gaming, L.L.C. in favor of the Holders of Senior Secured
                      Credit Facility Notes due September 30, 2000.

      4.38    +++     Form of Revolving Note between Horseshoe Gaming, L.L.C.
                      and Lender pursuant to the Amended and Restated Credit
                      Facility Agreement.

      4.39    +++     Form of Swingline Note between Horseshoe Gaming, L.L.C.
                      and Canadian Imperial Bank of Commerce pursuant to the Amended and Restated Credit Facility Agreement.

      4.40    +++     Security Agreement made as of November 12, 1997 by the
                      Company in favor of Canadian Imperial Bank of Commerce
                      (the "Bank").

      4.41    +++     Guarantee and Security Agreement made by Horseshoe
                      Gaming, Inc. as of November 12, 1997 in favor of the Bank

      4.42    +++     Guarantee and Security Agreement made by Horseshoe GP,
                      Inc. as of November 12, 1997 in favor of the Bank

      4.43    +++     Amended and Restated Guarantee and Security Agreement
                      made by Robinson Property Group LP as of November 12,
                      1997 in favor of the Bank.

      4.44    +++     Guarantee and Security Agreement made by New Gaming
                      Capital Partnership as of November 12, 1997 in favor of the Bank.

      4.45    +++     Guarantee and Security Agreement made by Horseshoe
                      Ventures as of November 12, 1997 in favor of the Bank.

      4.46    +++     Amended and Restated Note Assignment made by Horseshoe
                      Gaming, L.L.C. as of November 12, 1997 in favor of the Bank and United States Trust Company of New York for the ratable benefit of the Holders of 12.75% Senior Notes due
                      September 30, 2000 issued by Horseshoe Gaming, L.L.C.

      4.47    +++     Amended and Restated Pledge Agreement of the Company as
                      of November 12, 1997 in favor of the Bank.

      4.48    +++     Amended and Restated Pledge Agreement of JBB Gaming
                      Investments as of November 12, 1997 in favor of the Bank.

      4.49    +++     Amended and Restated Intercreditor Agreement, dated as of
                      November 12, 1997, by and between Horseshoe Gaming,
                      L.L.C. and Canadian Imperial Bank of Commerce.

      4.50    ###     Dealer Manager Agreement, dated as of April 20, 1999, by
                      and between Horseshoe Gaming, L.L.C. and Donaldson,
                      Lufkin & Jenrette Securities Corporation.


      4.51    ++++   Credit Facility for Acquisition of Empress Casino Hammond
                      Corporation and Horseshoe Gaming Holding Corp. Credit Agreement, dated as of June 30, 1999, by and among Horseshoe Gaming Holding Corp., the Lenders listed therein, DLJ Capital Funding, Inc. and Canadian Imperial Bank of Commerce.(2)


      5.1     #####   Opinion of Swidler Berlin Shereff Friedman, LLP.

      10.1    ####    Settlement Term Sheet, dated as of May 19, 1999, by and
                      among Jack B. Binion, Horseshoe Gaming, Inc., Horseshoe
                      Gaming, L.L.C., Paul R. Alanis, Loren Ostrow, John
                      Schreiber and Cliff Kortman.

      10.2    ####    Horseshoe Note Pledge and Security Agreement, dated as of
                      and on May 11, 1999, by and among Horseshoe Gaming
                      Holding Corp., Horseshoe Gaming, L.L.C. and U.S. Trust
                      Company, National Association.

      10.3    ####    Promissory Note, dated May 11, 1999, from Horseshoe
                      Gaming, L.L.C. to Horseshoe Gaming Holding Corp. for
                      $240,349,125.00.

      10.4    ####    Registration Rights Agreement, dated May 11, 1999, by and
                      among Horseshoe Gaming Holding Corp. and the initial purchasers.

      10.5    ####    Security and Control Agreement, dated as of and on May
                      11, 1999, by and among Horseshoe Gaming Holding Corp. and
                      U.S. Trust Company, National Association.

      10.6    ####    Guarantee, dated as of May 11, 1999, by Robinson Property
                      Group, Limited Partnership for the benefit of Horseshoe
                      Gaming Holding Corp.

      10.7    ####    Guarantee, dated as of May 11, 1999, by Horseshoe
                      Entertainment for the benefit of Horseshoe Gaming Holding
                      Corp.

      10.8    ####    Stockholders' Agreement for Horseshoe Gaming Holding
                      Corp., dated as of April 29, 1999, by and among Horseshoe
                      Gaming Holding Corp. and parties listed therein.

      10.9    *       401(k) Plan of Robinson Property Group Limited
                      Partnership.

--------
     (2) In accordance with item 601 of Regulation S-K, the Registrant has not filed the schedules to this Agreement with the Securities and Exchange Commission. The Registrant undertakes to supplementally provide a copy of such schedules to the Securities and Exchange Commission upon request.

      10.10   **      Registration Rights Agreement, dated as of October 10,
                      1995, by and between Horseshoe Gaming, L.L.C., on the one hand, and Yewdale Holdings Limited, Post Balanced Fund,
                      L.P., Capital Fund Foundation, Raymond Zimmerman, as
                      Trustee for the Charles N. Mathewson Charitable Remainder
                      Uni Trust, Hanwa American Corp., Onyx Partners, Inc.,
                      Alpine Associates, Janless Corp, Andrew Astrachan, and
                      Donald Schupak, on the other hand.

      10.11   ++      Second Amended and Restated Employment Agreement, dated
                      as of October, 1, 1995, by and between Horseshoe Gaming, Inc. and Walter J. Haybert.

      10.12   *       Employment Agreement, dated January 1, 1996, by and
                      between Horseshoe Gaming, Inc. and Paul Alanis.

      10.13   *       Employment Agreement, dated January 1, 1996, by and
                      between Horseshoe Gaming, L.L.C. and Loren S. Ostrow.

      10.14   ++      Second Amended and Restated Employment Agreement, dated
                      as of October 1, 1995, by and between Horseshoe Gaming, Inc. and John Michael Allen.

      10.15   ++      Second Amended and Restated Employment Agreement, dated
                      as of October 1, 1995, by and between Horseshoe Gaming, Inc. and John J. Schreiber.

      10.16   ++      1997 Unit Option Plan of Horseshoe Gaming, L.L.C.

      10.17   ##      Unit Option Agreement, dated as of February 1, 1997, by
                      and between Horseshoe Gaming, L.L.C. and Larry Lepinski.

      10.18   ##      Unit Option Agreement, dated as of February 1, 1997 by
                      and between Horseshoe Gaming, L.L.C. and Cliff Kortman.

      10.19   ##      Warrant Purchase Agreement, dated as of December 21,
                      1998, by and between Hanwa Co., Ltd. and Horseshoe
                      Gaming, L.L.C.

      10.20   ##      Settlement Agreement, dated as of December 31, 1998, by
                      and among Horseshoe Gaming, Inc., Horseshoe Gaming,
                      L.L.C. and Hollywood Park, Inc.

      10.21   ##      Settlement Agreement, dated as of February 3, 1999, by
                      and among Horseshoe Gaming, Inc., Horseshoe Gaming,
                      L.L.C. and Mike Allen.

      10.22   ##      Letter Agreement, dated October 19, 1998, by Horseshoe
                      Gaming, Inc. and Horseshoe Gaming, L.L.C. and accepted by
                      Walter Haybert.

      10.23   ##      Letter Agreement, dated January 4, 1999, by Horseshoe
                      Gaming, Inc. and Horseshoe Gaming, L.L.C. and accepted by
                      Walter Haybert.

      10.24   ##      Mutual General Release, dated February 23, 1999, by and
                      among Horseshoe Gaming, L.L.C., Horseshoe Gaming, Inc.,
                      Horseshoe GP, Inc., Robinson Property Group Limited
                      Partnership, New Gaming Capital Partnership, Horseshoe
                      Entertainment, and Nobutaka Mutaguchi.

      10.25   ##      Exclusive License Agreement, dated July 2, 1998, by and
                      between Horseshoe Gaming, L.L.C. and Horseshoe License
                      Company.

      10.26   ##      Amended and Restated Employment Agreement, dated November
                      23, 1998, by and between Horseshoe Gaming, Inc. and Gary
                      Border.

      10.27   ##      Amended and Restated Employment Agreement, dated November
                      23, 1998, by and between Horseshoe Gaming, Inc. and Larry
                      Lepinski.

      10.28   ##      Amended and Restated Employment Agreement, dated October
                      15, 1998, by and between Horseshoe Gaming, Inc. and
                      Robert McQueen.

      10.29   ##      Amended and Restated Employment Agreement, dated November
                      23, 1998, by and between Horseshoe Gaming, Inc. and Kirk
                      Saylor.

      10.30   ####    Amended and Restated Employment Agreement, dated November
                      23, 1998, by and between Horseshoe Gaming, Inc. and David
                      Carroll.

      10.31   ####    Amended and Restated Employment Agreement, dated November
                      23, 1998, by and between Horseshoe Gaming, Inc. and John
                      Moran.

      10.32   ####    Employment Agreement, dated as of November 3, 1998, by
                      and between Horseshoe Gaming, Inc. and Roger Wagner.

      10.33   ##      Unit Option Agreement, dated as of February 1, 1997, by
                      and between Horseshoe Gaming, L.L.C. and Urs Vogel.

      10.34   ##      Unit Option Agreement, dated as of February 1, 1997, by
                      and between Horseshoe Gaming, L.L.C. and Glen Buxton.

      10.35   ###     Agreement, dated as of April 21, 1999, by and among
                      Horseshoe Gaming, L.L.C., Horseshoe Gaming, Inc.,
                      Horseshoe Entertainment, LP, and New Gaming Capital
                      Partnership; Jack B. Binion; The Robin Group, Inc. and
                      August Robin.

      10.36   ###     Agreement, dated as of April 21, 1999, by and among
                      Horseshoe Gaming, L.L.C., Horseshoe Gaming, Inc.,
                      Horseshoe Entertainment, LP, and New Gaming Capital
                      Partnership; Jack B. Binion; Wendell Piper; Cassandra
                      Piper; and Robert E. Piper, Jr.

      10.37   #####   Employment Agreement, dated as of January 11, 1999, by
                      and between Horseshoe Gaming, Inc. and Joseph J. Canfora.

      10.38   #####   Consulting Agreement, dated as of July 23, 1999, by and
                      between Horseshoe Gaming, L.L.C. and Empress
                      Entertainment, Inc.

      12.1    ####    Statements re Computations of Ratios

      20.1    #       Press Release issued on September 2, 1998 by Horseshoe
                      Gaming, L.L.C. announcing that it had executed an agreement to acquire the riverboat gaming operations of Empress Entertainment, Inc.

      21.1    ####    Subsidiaries of Horseshoe Gaming Holding Corp.

      23.1    #####   Consent of Arthur Andersen LLP.

      23.2    #####   Consent of Ernst & Young LLP.

      23.3    #####   Consent of Swidler Berlin Shereff Friedman, LLP (included
                      in Exhibit 5.1 to this Registration Statement).

      24.1    ####    Power of Attorney (included on signature page hereto).

      25.1    ####    Statement of Eligibility of Trustee.

      27.1    ####    Financial Data Schedule

      99.1    ####    Form of Letter of Transmittal for Tender of all
                      Outstanding 8 5/8% Series A Senior Subordinated Notes Due
                      2009 in exchange for 8 5/8% Series B Senior Subordinated
                      Notes Due 2009 of Horseshoe Gaming Holding Corp.

      99.2    ####    Form of Tender for all Outstanding 85/8% Series A Senior
                      Subordinated Notes Due 2009 in exchange for 8 5/8% Series
                      B Senior Subordinated Notes Due 2009 of Horseshoe Gaming
                      Holding Corp.

      99.3    ####    Form of Instruction to Registered Holder from Beneficial
                      Owner of 8 5/8% Series A Senior Subordinated Notes Due
                      2009 of Horseshoe Gaming Holding Corp.

      99.4    ####    Form of Notice of Guaranteed Delivery for Outstanding 8
                      5/8% Series A Senior Subordinated Notes Due 2009 in exchange for 8 5/8% Series B Senior Subordinated Notes
                      Due 2009 of Horseshoe Gaming Holding Corp.

-----------------------------

* Filed as an Exhibit to Horseshoe Gaming, L.L.C. Registration Statement on Form S-4 (No. 333-0214) (the "1996 Form S-4") filed on January 8, 1996.

** Filed as an Exhibit to Horseshoe Gaming, L.L.C. Amendment No. 1 to the 1996 Form S-4 filed on April 26, 1996.

*** Filed as an Exhibit to Horseshoe Gaming, L.L.C. Form 10-Q for the Quarter Ended June 30, 1996.

+ Filed as an Exhibit to Horseshoe Gaming, L.L.C. Form 10-Q for the Quarter Ended March 31, 1997.

++ Filed as an Exhibit to Horseshoe Gaming, L.L.C. Registration Statement on Form S-4 (No. 333-33145) filed on August 7, 1997.

+++ Filed as an Exhibit to Horseshoe Gaming, L.L.C. Form 10-K for the Year Ended December 31, 1997.

# Filed as an Exhibit to Horseshoe Gaming, L.L.C. Form 8-K filed on September 12, 1998.

## Filed as an Exhibit to Horseshoe Gaming, L.L.C. Form 10-K for the fiscal year ended December 31, 1998.

### Filed as an Exhibit to Horseshoe Gaming, L.L.C. Form 10-Q for the Quarter Ended March 31, 1999.

#### Filed as an Exhibit to Horseshoe Gaming Holding Corp.'s Form S-4 Registration Statement filed on June 15, 1999.


##### Filed as an Exhibit to Horseshoe Gaming Holding Corp's Amendment No. 1 to
      Form S-4 Registration Statement filed on July 30, 1999.


++++  Filed herewith